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                                                                   EXHIBIT 23.2



                        CONSENT OF DELOITTE & TOUCHE LLP

                         INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Registration Statement of Stuart Entertainment, Inc. on Form S-8 of our report dated March 14, 1997, appearing in the Annual Report on Form 10-K of Stuart Entertainment, Inc. for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP
Omaha, Nebraska
June 23, 1997